Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.22M

THIRTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This THIRTEENTH Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below (the “Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management Agreement (CSG document #2501940) effective March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement a solution that will notify and provide additional contract details to Customer’s Customer Account Executives using ACSR® Order Workflow.

2.

As of the Amendment Effective Date, Schedule F, Section IV. Ancillary Products and Services, Subsection A. titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is hereby amended to add a new Subsection 6. titled “CSG Contract Service Integration Solution,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
6.CSG Contract Service Integration Solution (Note 1)
a)Production Support and Maintenance Fee (Note 2) (Note 3)	*******	$*,***.**
b)Application hosting (Note 4)	*******	$*,***.**

Notes pertaining to Section 6 titled “CSG Contract Service Integration Solution” in the above table:

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 2: Production support will commence after the deployment of the Contract Service Integration Solution to production. Production support is limited to ******-***** (**) ***** *** *****. In the event usage of the production support exceeds ******-***** (**) *****, such usage shall be subject to additional fees which will be invoiced for hours in excess of this ******* limit and will be set forth in a separate Statement of Work or Letter of Authorization as appropriate.

Note 3: The ******* Production Support and Maintenance fee covers post deployment support, including answering functional questions and resolving Customer reported concerns.  CSG will be responsible for resolution of Contract Service Integration Solution defects.  Future enhancements are not included as part of the Contract Service Integration Solution production support and maintenance; therefore, any request for changes thereto must be set forth in a mutually agreeable Statement of Work.  Future enhancements include, but are not limited to, changing the solution to operate with systems other than ACSR®.  Production support and maintenance is provided for production issues only and does not include pre-release testing, or any changes to the Contract Service Integration Solution required by the use of new features, functions, products, or substantive configuration changes.

Note 4: The application hosting fees contemplate **** (*) ******* and *** (*) ******** *******.  If volumes warrant additional *******, the hosting fee will be re-evaluated.  Multiple load balanced ******* are assumed to be required to handle the volume.  A ******* ******** and **** *********** will be utilized to ********* *******.  Neither this architecture nor the Contract Service Integration Solution are subject to current CSG SLAs.  Support is available **/* for the Contract Service Integration Solution.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.22M

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abein	By: /s/ Peter E Kalan
Name: Jeur Abein	Name: Peter E. Kalan
Title: Senior Vice President Procurement	Title: President & CEO
Date: 11/6/2014	Date: November 5, 2014